John Hancock Investment Trust

John Hancock ESG All Cap Core Fund

John Hancock ESG Large Cap Core Fund

Supplement dated January 31, 2020 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Trillium Asset Management, LLC (Trillium), the subadvisor to each of John Hancock ESG All Cap Core Fund and John Hancock ESG Large Cap Core Fund, announced on January 30, 2020 that it has entered into an agreement with Perpetual Limited, under which Perpetual Limited would acquire Trillium. The transaction is expected to close in the second quarter of 2020. Announcement of the transaction and the impending change in ownership at Trillium has triggered an extensive review process by John Hancock Investment Management LLC to understand the impact of the transaction on each fund and each fund’s ability to meet its long-term objectives. This due diligence process will result in a recommendation to the funds’ Board of Trustees regarding whether to approve a new subadvisory arrangement for each fund.

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.